5321 Corporate Boulevard
Baton Rouge, LA 70808

Lamar Advertising Company Announces
First Quarter Ended March 31, 2022 Operating Results

Three Month Results
•Net revenue was $451.4 million
•Net income was $92.2 million
•Adjusted EBITDA was $191.2 million

Baton Rouge, LA – May 5, 2022 - Lamar Advertising Company (Nasdaq: LAMR), a leading owner and operator of outdoor advertising and logo sign displays, announces the Company’s operating results for the first quarter ended March 31, 2022.

"The new year is off to an encouraging start. For the first quarter, revenues came in ahead of expectations, with strength across many categories and all geographies," Lamar CEO Sean Reilly said. "Our bookings suggest the sales momentum will continue, and as a result, we are raising our previously provided guidance for full-year diluted AFFO to a range of $7.20 to $7.35 per share."
First Quarter Highlights

•Net revenue increased 21.7%
•Operating income increased 35.5%
•Adjusted EBITDA increased 25.5%
•Diluted AFFO per share increased 30.4%

First Quarter Results
Lamar reported net revenues of $451.4 million for the first quarter of 2022 versus $370.9 million for the first quarter of 2021, a 21.7% increase. Operating income for the first quarter of 2022 increased $31.5 million to $120.5 million as compared to $88.9 million for the same period in 2021. Lamar recognized net income of $92.2 million for the first quarter of 2022 as compared to net income of $38.3 million for same period in 2021, an increase of $53.8 million. Net income per diluted share was $0.91 and $0.38 for the three months ended March 31, 2022 and 2021, respectively.

Adjusted EBITDA for the first quarter of 2022 was $191.2 million versus $152.4 million for the first quarter of 2021, an increase of 25.5%.

Cash flow provided by operating activities was $102.0 million for the three months ended March 31, 2022 versus $83.3 million for the first quarter of 2021, an increase of $18.7 million. Free cash flow for the first quarter of 2022 was $134.5 million as compared to $107.4 million for the same period in 2021, a 25.2% increase.

For the first quarter of 2022, funds from operations, or FFO, was $156.3 million versus $96.1 million for the same period in 2021, an increase of 62.7%. Adjusted funds from operations, or AFFO, for the first quarter of 2022 was $151.9 million compared to $116.7 million for the same period in 2021, an increase of 30.2%. Diluted AFFO per share increased 30.4% to $1.50 for the three months ended March 31, 2022 as compared to $1.15 for the same period in 2021.

Acquisition-Adjusted Three Months Results
Acquisition-adjusted net revenue for the first quarter of 2022 increased 18.6% over acquisition-adjusted net revenue for the first quarter of 2021. Acquisition-adjusted EBITDA for the first quarter of 2022 increased 24.1% as compared to acquisition-adjusted EBITDA for the first quarter of 2021. Acquisition-adjusted net revenue and acquisition-adjusted EBITDA include adjustments to the 2021 period for acquisitions and divestitures for the same time frame as actually owned in the 2022 period. See “Reconciliation of Reported Basis to Acquisition-Adjusted Results”, which provides reconciliations to GAAP for acquisition-adjusted measures.

Liquidity
As of March 31, 2022, Lamar had $562.2 million in total liquidity that consisted of $446.3 million available for borrowing under its revolving senior credit facility and $115.9 million in cash and cash equivalents. There was $290.0 million and $175.0 million in borrowings outstanding under the Company’s revolving credit facility and Accounts Receivable Securitization Program, respectively, as of the same date.

Recent Developments
On May 4, 2022, Lamar acquired Burkhart Advertising Inc. which includes more than 1,500 billboard structures and 3,200 billboard faces, including 23 digital displays. The acquisition was funded with a combination of cash on hand and availability under our revolving credit facility.

Revised Guidance

We are updating our 2022 guidance issued in February 2022. We now expect net income per diluted share for fiscal year 2022 to be between $4.88 and $4.96, with diluted AFFO per share between $7.20 and $7.35. See “Supplemental Schedules Unaudited REIT Measures and Reconciliations to GAAP Measures” for reconciliation to GAAP.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding sales trends. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these forward-looking statements. These risks and uncertainties include, among others: (1) our significant indebtedness; (2) the severity and duration of the COVID-19 pandemic and its impact on our business, financial condition and results of operations; (3) the state of the economy and financial markets generally, including inflationary pressures and the effect of the broader economy on the demand for advertising; (4) the continued popularity of outdoor advertising as an advertising medium; (5) our need for and ability to obtain additional funding for operations, debt refinancing or acquisitions; (6) our ability to continue to qualify as a Real Estate Investment Trust (“REIT”) and maintain our status as a REIT; (7) the regulation of the outdoor advertising industry by federal, state and local governments; (8) the integration of companies and assets that we acquire and our ability to recognize cost savings or operating efficiencies as a result of these acquisitions; (9) changes in accounting principles, policies or guidelines; (10) changes in tax laws applicable to REITs or in the interpretation of those laws; (11) our ability to renew expiring contracts at favorable rates; (12) our ability to successfully implement our digital deployment strategy; and (13) the market for our Class A common stock. For additional information regarding factors that may cause actual results to differ materially from those indicated in our forward-looking statements, we refer you to the risk factors included in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, as supplemented by any risk factors contained in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. We caution investors not to place undue reliance on the forward-looking statements contained in this document. These statements speak only as of the date of this document, and we undertake no obligation to update or revise the statements, except as may be required by law.

Use of Non-GAAP Financial Measures
The Company has presented the following measures that are not measures of performance under accounting principles generally accepted in the United States of America (“GAAP”): adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”), free cash flow, funds from operations (“FFO”), adjusted funds from operations (“AFFO”), diluted AFFO per share, outdoor operating income, acquisition-adjusted results and acquisition-adjusted consolidated expense. Our management reviews our performance by focusing on these key performance indicators not prepared in conformity with GAAP. We believe these non-GAAP performance indicators are meaningful supplemental measures of our operating performance and should not be considered in isolation of, or as a substitute for their most directly comparable GAAP financial measures.

Our Non-GAAP financial measures are determined as follows:

•We define adjusted EBITDA as net income before income tax expense (benefit), interest expense (income), loss (gain) on extinguishment of debt and investments, equity in earnings (loss) of investees, stock-based compensation, depreciation and amortization, gain or loss on disposition of assets and investments and capitalized contract fulfillment costs, net.
•Adjusted EBITDA margin is defined as adjusted EBITDA divided by net revenues.

•Free cash flow is defined as adjusted EBITDA less interest, net of interest income and amortization of deferred financing costs, current taxes, preferred stock dividends and total capital expenditures.
•We use the National Association of Real Estate Investment Trusts definition of FFO, which is defined as net income before gains or losses from the sale or disposal of real estate assets and investments and real estate related depreciation and amortization and including adjustments to eliminate unconsolidated affiliates and non-controlling interest.
•We define AFFO as FFO before (i) straight-line revenue and expense; (ii) capitalized contract fulfillment costs, net; (iii) stock-based compensation expense; (iv) non-cash portion of tax provision; (v) non-real estate related depreciation and amortization; (vi) amortization of deferred financing costs; (vii) loss on extinguishment of debt; (viii) non-recurring infrequent or unusual losses (gains); (ix) less maintenance capital expenditures; and (x) an adjustment for unconsolidated affiliates and non-controlling interest.
•Diluted AFFO per share is defined as AFFO divided by weighted average diluted common shares outstanding.
•Outdoor operating income is defined as operating income before corporate expenses, stock-based compensation, capitalized contract fulfillment costs, net, depreciation and amortization and loss (gain) on disposition of assets.
•Acquisition-adjusted results adjusts our net revenue, direct and general and administrative expenses, outdoor operating income, corporate expense and EBITDA for the prior period by adding to, or subtracting from, the corresponding revenue or expense generated by the acquired or divested assets before our acquisition or divestiture of these assets for the same time frame that those assets were owned in the current period. In calculating acquisition-adjusted results, therefore, we include revenue and expenses generated by assets that we did not own in the prior period but acquired in the current period. We refer to the amount of pre-acquisition revenue and expense generated by or subtracted from the acquired assets during the prior period that corresponds with the current period in which we owned the assets (to the extent within the period to which this report relates) as “acquisition-adjusted results”.
•Acquisition-adjusted consolidated expense adjusts our total operating expense to remove the impact of stock-based compensation, depreciation and amortization, capitalized contract fulfillment costs, net and loss (gain) on disposition of assets and investments. The prior period is also adjusted to include the expense generated by the acquired or divested assets before our acquisition or divestiture of such assets for the same time frame that those assets were owned in the current period.
Adjusted EBITDA, FFO, AFFO, diluted AFFO per share, free cash flow, outdoor operating income, acquisition-adjusted results and acquisition-adjusted consolidated expense are not intended to replace other performance measures determined in accordance with GAAP. Free cash flow, FFO and AFFO do not represent cash flows from operating activities in accordance with GAAP and, therefore, these measures should not be considered indicative of cash flows from operating activities as a measure of liquidity or of funds available to fund our cash needs, including our ability to make cash distributions. Adjusted EBITDA, free cash flow, FFO, AFFO, diluted AFFO per share, outdoor operating income, acquisition-adjusted results and acquisition-adjusted consolidated expense are presented as we believe each is a useful indicator of our current operating performance. Specifically, we believe that these metrics are useful to an investor in evaluating our operating performance because (1) each is a key measure used by our management team for purposes of decision making and for evaluating our core operating results; (2) adjusted EBITDA is widely used in the industry to measure operating performance as it excludes the impact of depreciation and amortization, which may vary significantly among companies, depending upon accounting methods and useful lives, particularly where acquisitions and non-operating factors are involved; (3) adjusted EBITDA, FFO, AFFO, diluted AFFO per share and acquisition-adjusted consolidated expense each provides investors with a meaningful measure for evaluating our period-over-period operating performance by eliminating items that are not operational in nature and reflect the impact on operations from trends in occupancy rates, operating costs, general and administrative expenses and interest costs; (4) acquisition-adjusted results is a supplement to enable investors to compare period-over-period results on a more consistent basis without the effects of acquisitions and divestitures, which reflects our core performance and organic growth (if any) during the period in which the assets were owned and managed by us; (5) free cash flow is an indicator of our ability to service debt and generate cash for acquisitions and other strategic investments; (6) outdoor operating income provides investors a measurement of our core results without the impact of fluctuations in stock-based compensation, depreciation and amortization and corporate expenses; and (7) each of our Non-GAAP measures provides investors with a measure for comparing our results of operations to those of other companies.

Our measurement of adjusted EBITDA, FFO, AFFO, diluted AFFO per share, free cash flow, outdoor operating income, acquisition-adjusted results and acquisition-adjusted consolidated expense may not, however, be fully comparable to similarly titled measures used by other companies. Reconciliations of adjusted EBITDA, FFO, AFFO, diluted AFFO per share, free cash flow, outdoor operating income, acquisition-adjusted results and acquisition-adjusted consolidated expense to the most directly comparable GAAP measures have been included herein.

Conference Call Information
A conference call will be held to discuss the Company’s operating results on Thursday, May 5, 2022 at 8:00 a.m. central time. Instructions for the conference call and Webcast are provided below:

Conference Call

All Callers:	1-785-424-1601 or 1-800-343-1703
Passcode:	84314

Live Webcast:	www.lamar.com/About/Investors/Presentations

Webcast Replay:	www.lamar.com/About/Investors/Presentations
Available through Thursday, May 12, 2022 at 11:59 p.m. eastern time

Company Contact:	Buster Kantrow
Director of Investor Relations
(225) 926-1000
bkantrow@lamar.com

General Information
Founded in 1902, Lamar Advertising (Nasdaq: LAMR) is one of the largest outdoor advertising companies in North America, with over 356,000 displays across the United States and Canada. Lamar offers advertisers a variety of billboard, interstate logo, transit and airport advertising formats, helping both local businesses and national brands reach broad audiences every day. In addition to its more traditional out-of-home inventory, Lamar is proud to offer its customers the largest network of digital billboards in the United States with over 4,000 displays.

LAMAR ADVERTISING COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	Three Months Ended March 31,
	2022	2021
Net revenues	$451,388	$370,881
Operating expenses (income)
Direct advertising expenses	156,826	131,715
General and administrative expenses	81,763	70,050
Corporate expenses	21,553	16,684
Stock-based compensation	1,780	3,675
Capitalized contract fulfillment costs, net	946	(500)
Depreciation and amortization	68,627	60,749
Gain on disposition of assets	(563)	(415)
Total operating expense	330,932	281,958
Operating income	120,456	88,923
Other expense (income)
Loss on extinguishment of debt	—	21,604
Interest income	(215)	(174)
Interest expense	26,786	28,154
Equity in earnings of investee	(746)	—
	25,825	49,584
Income before income tax expense	94,631	39,339
Income tax expense	2,480	1,010
Net income	92,151	38,329
Preferred stock dividends	91	91
Net income applicable to common stock	$92,060	$38,238
Earnings per share:
Basic earnings per share	$0.91	$0.38
Diluted earnings per share	$0.91	$0.38
Weighted average common shares outstanding:
Basic	101,339,558	100,967,861
Diluted	101,540,213	101,138,042
OTHER DATA
Free Cash Flow Computation:
Adjusted EBITDA	$191,246	$152,432
Interest, net	(25,100)	(26,609)
Current tax expense	(2,822)	(2,030)
Preferred stock dividends	(91)	(91)
Total capital expenditures	(28,759)	(16,332)
Free cash flow	$134,474	$107,370

SUPPLEMENTAL SCHEDULES
SELECTED BALANCE SHEET AND CASH FLOW DATA
(IN THOUSANDS)

	March 31, 2022	December 31, 2021
Selected Balance Sheet Data:
Cash and cash equivalents	$115,878	$99,788
Working capital deficit	$(164,023)	$(274,358)
Total assets	$6,093,863	$6,047,494
Total debt, net of deferred financing costs (including current maturities)	$3,129,974	$3,013,595
Total stockholders’ equity	$1,223,861	$1,217,089

	Three Months Ended March 31,
	2022	2021
Selected Cash Flow Data:
Cash flows provided by operating activities	$102,038	$83,318
Cash flows used in investing activities	$83,342	$17,823
Cash flows used in financing activities	$2,713	$144,088

SUPPLEMENTAL SCHEDULES
UNAUDITED RECONCILIATIONS OF NON-GAAP MEASURES
(IN THOUSANDS)

	Three Months Ended March 31,
	2022	2021
Reconciliation of Cash Flows Provided by Operating Activities to Free Cash Flow:
Cash flows provided by operating activities	$102,038	$83,318
Changes in operating assets and liabilities	60,301	40,604
Total capital expenditures	(28,759)	(16,332)
Preferred stock dividends	(91)	(91)
Capitalized contract fulfillment costs, net	946	(500)
Other	39	371
Free cash flow	$134,474	$107,370

Reconciliation of Net Income to Adjusted EBITDA:
Net income	$92,151	$38,329
Loss on extinguishment of debt	—	21,604
Interest income	(215)	(174)
Interest expense	26,786	28,154
Equity in earnings of investee	(746)	—
Income tax expense	2,480	1,010
Operating income	120,456	88,923
Stock-based compensation	1,780	3,675
Capitalized contract fulfillment costs, net	946	(500)
Depreciation and amortization	68,627	60,749
Gain on disposition of assets	(563)	(415)
Adjusted EBITDA	$191,246	$152,432

Capital expenditure detail by category:
Billboards - traditional	$8,132	$2,767
Billboards - digital	13,336	9,074
Logo	2,408	1,923
Transit	490	453
Land and buildings	1,489	974
Operating equipment	2,904	1,141
Total capital expenditures	$28,759	$16,332

SUPPLEMENTAL SCHEDULES
UNAUDITED RECONCILIATIONS OF NON-GAAP MEASURES
(IN THOUSANDS)

	Three Months Ended March 31,
	2022	2021	% Change
Reconciliation of Reported Basis to Acquisition-Adjusted Results(a):
Net revenue	$451,388	$370,881	21.7%
Acquisitions and divestitures	—	9,801
Acquisition-adjusted net revenue	$451,388	$380,682	18.6%
Reported direct advertising and G&A expenses(b)	$238,589	$201,765	18.3%
Acquisitions and divestitures	—	8,142
Acquisition-adjusted direct advertising and G&A expenses	$238,589	$209,907	13.7%
Outdoor operating income	$212,799	$169,116	25.8%
Acquisition and divestitures	—	1,659
Acquisition-adjusted outdoor operating income	$212,799	$170,775	24.6%
Reported corporate expense	$21,553	$16,684	29.2%
Acquisitions and divestitures	—	—
Acquisition-adjusted corporate expenses	$21,553	$16,684	29.2%
Adjusted EBITDA	$191,246	$152,432	25.5%
Acquisitions and divestitures	—	1,659
Acquisition-adjusted EBITDA	$191,246	$154,091	24.1%

(a)    Acquisition-adjusted net revenue, direct advertising and general and administrative expenses, outdoor operating income, corporate expenses and EBITDA include adjustments to 2021 for acquisitions and divestitures for the same time frame as actually owned in 2022.
(b)    Does not include expense (income) of $946 and $(500) for the three months ended March 31, 2022 and 2021, related to capitalization contract fulfillment costs, net.

SUPPLEMENTAL SCHEDULES
UNAUDITED RECONCILIATIONS OF NON-GAAP MEASURES
(IN THOUSANDS)

	Three Months Ended March 31,
	2022	2021	% Change
Reconciliation of Net Income to Outdoor Operating Income:
Net income	$92,151	$38,329	140.4%
Loss on extinguishment of debt	—	21,604
Interest expense, net	26,571	27,980
Equity in earnings of investee	(746)	—
Income tax expense	2,480	1,010
Operating income	120,456	88,923	35.5%
Corporate expenses	21,553	16,684
Stock-based compensation	1,780	3,675
Capitalized contract fulfillment costs, net	946	(500)
Depreciation and amortization	68,627	60,749
Gain on disposition of assets	(563)	(415)
Outdoor operating income	$212,799	$169,116	25.8%

SUPPLEMENTAL SCHEDULES
UNAUDITED RECONCILIATIONS OF NON-GAAP MEASURES
(IN THOUSANDS)

	Three Months Ended March 31,
	2022	2021	% Change
Reconciliation of Total Operating Expense to Acquisition-Adjusted Consolidated Expense:
Total operating expense	$330,932	$281,958	17.4%
Gain on disposition of assets	563	415
Depreciation and amortization	(68,627)	(60,749)
Capitalized contract fulfillment costs, net	(946)	500
Stock-based compensation	(1,780)	(3,675)
Acquisitions and divestitures	—	8,142
Acquisition-adjusted consolidated expense	$260,142	$226,591	14.8%

SUPPLEMENTAL SCHEDULES
UNAUDITED REIT MEASURES
AND RECONCILIATIONS TO GAAP MEASURES
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	Three Months Ended March 31,
	2022	2021
Adjusted Funds from Operations:
Net income	$92,151	$38,329
Depreciation and amortization related to real estate	65,526	57,963
Gain from disposition of real estate assets	(454)	(383)
Adjustment for unconsolidated affiliates and non-controlling interest	(895)	153
Funds from operations	$156,328	$96,062
Straight-line expense	915	775
Capitalized contract fulfillment costs, net	946	(500)
Stock-based compensation expense	1,780	3,675
Non-cash portion of tax provision	(342)	(1,020)
Non-real estate related depreciation and amortization	3,101	2,786
Amortization of deferred financing costs	1,471	1,371
Loss on extinguishment of debt	—	21,604
Capitalized expenditures-maintenance	(13,185)	(7,904)
Adjustment for unconsolidated affiliates and non-controlling interest	895	(153)
Adjusted funds from operations	$151,909	$116,696
Divided by weighted average diluted common shares outstanding	101,540,213	101,138,042
Diluted AFFO per share	$1.50	$1.15

SUPPLEMENTAL SCHEDULES
UNAUDITED REIT MEASURES
AND RECONCILIATIONS TO GAAP MEASURES
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Revised projected 2022 Adjusted Funds From Operations:

	Year ended December 31, 2022
	Low	High
Net income	$498,215	$506,215
Depreciation and amortization related to real estate	254,500	254,500
Gain from disposition of real estate assets and investments	(6,000)	(6,000)
Adjustment for unconsolidated affiliates and non-controlling interest	(2,620)	(2,620)
Funds From Operations	$744,095	$752,095
Straight-line expense	3,800	3,800
Capitalized contract fulfillment costs, net	1,500	1,500
Stock-based compensation expense	30,000	38,000
Non-cash portion of tax provision	600	600
Non-real estate related depreciation and amortization	10,500	10,500
Amortization of deferred financing costs	5,935	5,935
Capitalized expenditures—maintenance	(65,000)	(65,000)
Adjustment for unconsolidated affiliates and non-controlling interest	2,620	2,620
Adjusted Funds From Operations	$734,050	$750,050
Weighted average diluted shares outstanding	102,000,000	102,000,000
Diluted earnings per share	$4.88	$4.96
Diluted AFFO per share	$7.20	$7.35

The guidance provided above is based on a number of assumptions that management believes to be reasonable and reflects our expectations as of May 2022. Actual results may differ materially from these estimates as a result of various factors, and we refer to the cautionary language regarding “forward-looking statements” included in the press release when considering this information.